SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):
                          February 24, 2004

                     NEWALLIANCE BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)

DELAWARE                        6712                (applied for)
(State or other
 jurisdiction of     (Primary Standard Industrial   (I.R.S. employer
 incorporation or     Classification Code Number)    identification
  organization)                                       number)

                           195 Church Street
                     New Haven, Connecticut 06510
                             (203)787-1111




Items 1 through 6, 8, and 10 through 12:  Not Applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibits.

      The following Exhibit is furnished as part of this report:

99.1: Text of the computer generated slide presentation NewAlliance Bancshares, Inc. intends to make available to interested institutional investors and analysts beginning on February 25, 2004, which includes, among other things, a review of results and trends through the period ended December 31, 2003. NewAlliance Bancshares, Inc. will also make available a paper copy of the slide presentation to attendees.

Item 9.  Regulation FD Disclosure.
         ------------------------

Beginning on February 25, 2004, NewAlliance Bancshares, Inc. intends to present to interested institutional investors and analysts its computer generated slide presentation material, which includes, among other things, a review of financial results and trends through the period ended December 31, 2003. NewAlliance Bancshares, Inc. will also make available a paper copy of the slide presentation to attendees.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities
Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         NEWALLIANCE BANCSHARES, INC.

                         By:  /s/ Merrill B. Blanksteen
                         ----------------------------------
                         Merrill B. Blanksteen
                         Executive Vice President and
                         Chief Financial Officer


Date: February 24, 2004




EXHIBITS
--------

EXHIBIT 99.1 Investor Presentation Material